                              CCA INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 16, 2004





TO THE SHAREHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of CCA INDUSTRIES, INC., a Delaware corporation (hereinafter, the "Company") will be held on June 16, 2004, at 2 p.m., at the American Stock Exchange (14th floor boardroom), 86 Trinity Place, New York, NY, for the following purposes:

MANAGEMENT PROPOSALS

      1. To elect directors to serve on the Board of Directors for the ensuing year.

      2. To approve management's appointment of Sheft Kahn & Company L.L.P. as the Company's independent certified public accountants for the fiscal year ending November 30, 2004.


      Such other business, if any, as may properly come before the meeting or any adjournment thereof, shall also be considered.

      The identified proposals are more fully described, and related information is presented, in the Proxy Statement accompanying this Notice.

      Only shareholders of record at the close of business on May 1, 2004 are entitled to notice of the meeting, and to vote at the meeting and at any continuation or adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Ira W. Berman

                                              Ira W. Berman
                                              Chairman of the Board

East Rutherford NJ
May 10, 2004


--------------------------------------------------------------------------------
      WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES AND IN THE ENVELOPE PROVIDED THEREFOR.
--------------------------------------------------------------------------------

                              CCA INDUSTRIES, INC.
                        EAST RUTHERFORD, NEW JERSEY 07073

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

      The enclosed proxy is solicited on behalf of the Board of Directors of CCA INDUSTRIES, INC., a Delaware corporation (hereinafter, the "Company"), for use at its Annual Meeting of Shareholders to be held on June 16, 2004 at 2 p.m. Shareholders of record on May 1, 2004 will be entitled to vote. The meeting will be held at the American Stock Exchange (14th floor boardroom), 86 Trinity Place, New York, NY.

      The Company intends to mail this Proxy Statement, and the Company's Annual Report for the 2003 fiscal year, on or about May 10, 2004.

                                   I. GENERAL

      A. VOTING

      The Company, as provided in and by its Certificate of Incorporation, has two authorized classes of common stock, denominated Common Stock and Class A Common Stock, and one authorized class of preferred stock, denominated Preferred Stock.

      On January 31, 2004, there were 6,630,316 shares of Common Stock and 958,230 shares of Class A Common Stock outstanding.

      At the date of this statement, no Preferred Stock is issued, and the Board has no pending negotiation or plan concerning any expected issuance of Preferred Stock.

      Owners of Common Stock and owners of Class A Common Stock are entitled to one vote for each share of stock held, and the voting and other rights of each class are equivalent except in respect to the election of directors.

      In respect to the election of directors, the Class A Common Stock shareholders have the right to elect four directors and the Common Stock shareholders have the right to elect three. (In consequence, no proposal to alter or change the right of Class A Common Stock shareholders to elect a majority of directors could be effectively voted unless a separate majority of Class A Common Stock shares were voted therefor.)

      A quorum, counting proxies and shares represented in person, is necessary to the voting upon proposals proposed by Management, and other business that may properly come before the Annual Meeting. Fifty percent (50%) of all outstanding shares constitutes a quorum for all purposes other than the election of directors. In respect thereof, fifty percent (50%) of the outstanding shares of Common Stock is a quorum for the election of directors to be elected by the holders of Common Stock, and Fifty percent (50%) of the outstanding shares of Class A Common Stock is a quorum for the election of directors to be elected by holders of Class A Common Stock.

      Nonvoting of shares (whether by abstention, broker non-vote or otherwise), other than the potential effect of denying a quorum, has no impact on voting.

      B. SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND 5% OWNERS

      The following table sets forth certain information regarding the ownership of the Company's Common Stock and Class A Common Stock as of May 1, 2004 by (i) all those known by the company to be owners of as much as five (5%) percent of the outstanding shares of Common Stock and/or Class A Common Stock, (ii) Each Officer and Director, and (iii) Officers and Directors as a group. Moreover, it presents individual ownership of "Option Shares," and the aggregate Option Shares ownership of Officers and Directors (with Option Shares representing the number of shares purchasable upon exercise of options exercisable within 60 days). Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares owned (subject to community property laws, where applicable), and is beneficial owner of them.


                                                                                        Ownership
                                                                                           As a
                                                                                       Percentage of
                                                                                        All Shares
                                      Number of Shares Owned                           Outstanding/
                               ----------------------------------                        Assuming
                                                      Class A                            Ownership
Name and Address                 Common Stock      Common Stock    Option Shares   Option Shares Exercise.
----------------                 ------------      ------------    -------------   -----------------------
David Edell                        406,405            484,615          112,500           12.2/12.9%
c/o CCA Industries, Inc.

Ira W. Berman                      434,818            473,615          112,000           12.4/13.1%
c/o CCA

Drew Edell                          51,250                  -           90,000             0.7/1.8%
c/o CCA

Dunnan Edell                        41,250                  -           90,000             0.6/1.7%
c/o CCA

Jack Polak                          27,700                  -           25,000             .04/.07%
195 Beech Street
Eastchester, NY 10709

Stanley Kreitman                         -                  -           25,000             .00/.03%
c/o CCA

Robert Lage                              -                  -                -             .00/.00%
c/o CCA

John Bingman                             -                  -           10,000             .00/.01%
c/o CCA

Officers & Directors               961,423            958,230          464,500
As a Group (8 persons)

                                   TABLE NOTES

      The numbers shown as "Option Shares" assume that the unexercised options, exercisable within 60 days have been exercised (and, that subject shares, not actually owned, are actually owned). The percentage ownership figure, "Assumed Ownership-Option Shares," aggregates the assumptions for the group of Officers and Directors and, for each individual owner, presents a measurement which assumes that the particular individual has exercised such options and purchased subject shares, but that no other owner of such options has "exercised and purchased." The category "as a group" assumes exercise of all unexercised options by table-represented parties. See
Section IV with reference to the options outstanding.

      David Edell and Ira Berman own all of the outstanding shares of Class A Common Stock.

      Messrs. David Edell, Dunnan Edell, Drew Edell and Ira Berman were officers and directors in fiscal 2003. John Bingman is an officer. Messrs. Polak, Kreitman and Lage are directors.

C. EXECUTIVE COMPENSATION

I. SUMMARY COMPENSATION TABLE

      The following table summarizes compensation earned in the 2003, 2002 and 2001 fiscal years by all of the executive officers whose fiscal 2003 compensation exceeded $100,000, including the Chief Executive Officer (the "Named Officers").


                                 ANNUAL COMPENSATION
                                 -------------------

Name and Principal Position      Year           Salary        Bonus       Other (I)
---------------------------      ----           ------        -----       ---------
David Edell,                     2003          $619,205      $459,240      $39,476
Chief Executive                  2002           584,155       332,060       40,152
Officer                          2001           514,399       247,806       37,859

Ira. W. Berman,                  2003          $619,205      $459,240      $29,499
Secretary and                    2002           584,155       332,060       27,475
Executive                        2001           514,399       247,806       27,905
Vice President

Dunnan Edell,                    2003          $282,692      $ 50,000      $11,391
President                        2002           253,172        45,000        7,281
                                 2001           232,595         4,231        8,304

Drew Edell                       2003          $200,000      $ 25,000      $ 5,081
Vice President                   2002           203,845        25,000        1,178
Operations                       2001           187,596         3,365        2,929

John Bingman                     2003          $105,128      $ 25,000      $ 2,696
Treasurer                        2002            99,843        20,000        3,037
                                 2001           101,354         1,862        2,763

Joel Last,                       2003          $160,000      $ 32,000      $ 4,833
Vice President                   2002           160,000        15,000        5,984
Sales                            2001           160,000        10,000        7,067

Patrick Haberman,                2003          $152,077      $ 31,350      $ 9,278
Vice President                   2002           150,000        10,000        9,603
Sales                            2001           150,000         7,500        8,484

---------------------------
(i) Includes the personal-use value of Company-leased automobile, the value of Company-provided life insurance, and health insurance that is made available to all employees.

II FISCAL 2003 OPTION GRANTS AND OPTION EXERCISES, YEAR-END OPTION VALUATIONS,
   OPTION REPRICING

      No New Options Were Issued to Any of the Named Officers in Fiscal 2003

      The next table identifies 2003 fiscal-year option exercises by Named Officers and reports a valuation of their options.

                             FISCAL 2003 AGGREGATED OPTION EXERCISES
                               AND NOVEMBER 30, 2003 OPTION VALUES


                                                        NUMBER OF SHARES       VALUE OF
                                                           COVERED BY         UNEXERCISED
                     NUMBER OF                            UNEXERCISED        IN-THE-MONEY
                   SHARES ACQUIRED                         OPTIONS AT         OPTIONS AT
                    ON EXERCISE      VALUE REALIZED      NOV. 30, 2003     NOV. 30, 2003(1)
                    -----------      --------------      -------------     ----------------
David Edell            60,000           $ 234,000            97,500            $683,475
Ira W. Berman          85,000           $ 331,500           117,500            $820,175
Dunnan Edell              -                 -                75,000            $525,750
Drew Edell                -                 -                75,000            $525,750

--------------------------
(1) Represents the difference between market price and the respective exercise prices of options at November 30, 2003.

      The following table identifies the stock options held by the Named Officers and all other officers and directors, the exercise prices of which have been reduced during the past 10 years.

                                           REPRICED OPTIONS

                                             ORIGINAL
                      NUMBER OF SHARES      GRANT DATE     PRICE     DATE REPRICED - NEW PRICES
                      ----------------      ----------     -----     --------------------------

David Edell                 100,000         Aug. 1 1997    $2.50     5/24/01         $.50
Ira W. Berman               100,000         Aug. 1 1997    $2.50     5/24/01         $.50
Dunnan Edell                 50,000         Aug. 1 1997    $2.50     5/24/01         $.50
Drew Edell                   50,000         Aug. 1 1997    $2.50     5/24/01         $.50
Stanley Kreitman             25,000         Aug. 1 1997    $2.50     5/24/01         $.50
Dunnan Edell                 25,000         June 1 1995    $4.50     5/24/01         $.50
Drew Edell                   25,000         June 1 1995    $4.50     5/24/01         $.50
Rami Abada                   25,000         Aug. 1 1997    $2.50     5/24/01         $.50
Jack Polak                   25,000         Aug. 1 1997    $2.50     5/24/01         $.50

-------------------
(1) On November 3, 1998, the full Board of Directors authorized the repricing in consequence of a declining market valuation, inconsistent with the Company's realizable value. The market price of the Common Stock at the date of repricing was $1.00; and, at that date, the original option terms (10 years from August 1, 1997) had approximately 8 years and 10 months to run. When the options were originally issued, on August 1, 1997, the market price of the Company's Common Stock was $2.50. On May 24, 2001, the company repriced the options again when the market price was $.50.

(2) On June 10, 2000, the full Board of Directors authorized the repricing in consequence of a declining market valuation, inconsistent with the Company's realizable value. The market price of common stock at the date of repricing was $1.10; and at that date the original terms (5 years from June 10, 1995) were extended for an additional 5 years. When the options were originally issued on June 10, 1995, the market price of the Company's common stock was $3. On May 24, 2001, the Company repriced the options again when the market price was $.50, and changed the expiration date to August 1, 2007.

III. COMPENSATION OF DIRECTORS

      Each outside director (Messrs. Kreitman, Polak, and Lage) was paid $3,000 per meeting for attendance of board meetings in fiscal 2003. Robert Lage, Chairman of the Audit and Compensation committee, provided review services for which he received $21,000 as aggregate compensation for attendance at board meetings and audit and compensation review services. No other compensation was paid to any director for directorship duties or meeting attendance. No new options were granted to any director in 2003.

      The full Board of Directors met four times in fiscal 2003.

IV. EXECUTIVE COMPENSATION PRINCIPLES;  AUDIT AND COMPENSATION COMMITTEES

      Until April I, 2003, the Audit Committee of the Board of Directors was comprised of Ira W. Berman, Stanley Kreitman, Jack Polak and Rami Abada. They met three times in fiscal 2002. On April 1, 2003, Mr. Abada resigned as a director and Audit Committee member, and Mr. Berman (who is still a director) resigned his Audit Committee membership, to assure compliance with "independent " Audit Committee member regulations. (Mr. Berman's status as an officer-employee director, and Mr. Abada's status as his son-in-law, under the subject S.E.C. regulations, define each as not "independent" for Audit Committee purposes.)

      The Audit Committee is now comprised of Messrs. Kreitman and Polak, and Mr. Robert Lage. Mr. Lage was appointed to the Board (and Audit Committee) to serve `instead' of Mr. Abada, and is herewith proposed for election. (See Proposal No. 1. Included there, in the biographies of the persons proposed for election to the Board, are particular "Audit Committee Credentials" of Messrs. Kreitman, Polak and Lage.)

      (An Audit Committee Charter was adopted by the full Board of Directors in fiscal 2000, and a copy of it was appended to the Proxy Statement disseminated for and in respect of the Company's 2001 Annual Meeting and was subsequently amended to conform to the current regulations.)

      Regarding fiscal 2003, the Audit Committee (a) reviewed and discussed the Company's audited financial statements, with management; (b) received and discussed the information required to be discussed, pursuant to Auditing Standards and S.E.C. regulations, with the Company's independent auditors; (c) received written disclosures, and the letter concerning same, from the independent auditors as required by S.E.C. regulations and described by Independence Standard Board Standards; (d) discussed the independence of the auditors, with the auditors; and (e) recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K.

V. EMPLOYMENT CONTRACTS/COMPENSATION PROGRAM

      The Company's Executive Compensation Program, administered by the Compensation Committee (the membership of which is the same as the Audit Committee), is based on guiding principles designed to align executive compensation with Company values and objectives, business strategy, management initiatives, and financial performance, and has an established program to:

o Reward executives for long-term strategic management and the enhancement of shareholder value.

o Integrate compensation programs with both the Company's annual and long-term strategic planning.

o Support a performance-oriented environment that rewards performance not only with respect to Company goals, but also Company performance as compared to industry-performance levels.

      The total compensation program consists of both cash and equity based compensation. The Compensation Committee determines the level of salary and bonuses, if any. The Committee determines the salary or salary range based upon competitive norms. Actual salary changes are based upon performance.

      On March 17, 1994, the Board of Directors approved l0-year employment contracts (herein below, the "Edell/Berman Contracts") for David Edell and Ira Berman (with Mr. Edell and Mr. Berman abstaining). Pursuant thereto, each was provided a base salary of $300,000 in fiscal 1994, with a year-to-year CPI or 6% increment, plus 2.5% of the Company's pre-tax income, less depreciation and amortization (the "2.5% measure"), plus 20% of the base salary, as bonus.

      In February 1999, the 2.5% measure in the bonus provisions of the Edell/Berman Contracts was amended so as to calculate it against earnings before income taxes, less depreciation, amortization, and expenditures for media and cooperative advertising in excess of $8,000,000.

      On May 24, 2001, the Edell/Berman Contracts were amended to increase their base annual salaries to $400,000, and to extend the terms through November 30, 2007, and on October 16, 2002, their contracts (otherwise unamended), were extended to December 1, 2010.

      David Edell's sons, Dunnan Edell and Drew Edell have 5-year employment contracts that expire November 30, 2007, providing base annual salaries of $270,000 and $200,000, respectively. Both salaries were amended to $300,000 and $222,900 respectively.

      Long-term incentives are provided through the issuance of stock options.

VI. STOCK OPTION PLANS

      The Company's 1994 Stock Option Plan covered 1,000,000 shares of its Common Stock. (The 1994 Plan has expired; but there are 427,500 stock options issued under the 1994 Plan outstanding, and yet exercisable to purchase 427,500 shares of Common Stock.)

     On July 9, 2003, the Company's 2003 Stock Option Plan was approved by the shareholders at the Company's annual Meeting. The Stock Option Plan covers 1,000,000 shares of the Company's stock. 100,000 options were issued on March 9, 2004, exercisable at $7.50 per share, 25,000 each to David Edell and Ira W. Berman, 15,000 each to Dunnan Edell and Drew Edell, and 10,000 each to John Bingman and Elias Ciudad.

The 1994 and 2003 Stock Option Plans provided:

      (1) for the granting of two types of options: "Incentive Stock Options" and "Nonqualified Stock Options". The Incentive Stock Options (but not the Nonqualified Stock Options) are intended to qualify as "Incentive Stock Options" as defined in Section 422(a) of The Internal Revenue Code. The Plans are not qualified under Section 401(a) of the Code, nor subject to the provisions of the Employee Retirement Income Security Act of 1974.

      (2) For option grants to employees (including officers and directors who are also employees) and consultants of the Company (provided, however, that Incentive Stock Options may not be granted to any non-employee director or consultant).


                               EQUITY COMPENSATION PLAN INFORMATION

                                        (a)                    (b)                  (c)

-------------------------------------------------------------------------------------------------------
Plan Category ...............  No. of Securities to be   Weighted average      No. of securities
                               issued upon exercise      exercise price of     remaining available
                               of outstanding options    outstanding options   for future issuance
                                                         warrants and rights   under equity
                                                                               compensation plans
                                                                               (excluding securities
                                                                               reflected in column (a)
-------------------------------------------------------------------------------------------------------
Equity Compensation .........  427,500                   $.50                  -0-
1994 Plan approved
by security holders
-------------------------------------------------------------------------------------------------------
Equity Compensation .........  100,000                   $7.50                 -0-
2003 Plan approved
by security holders
-------------------------------------------------------------------------------------------------------
Equity Compensation .........  -0-                       -0-                   -0-
plans not approved by
security holders
-------------------------------------------------------------------------------------------------------

VII. PERFORMANCE GRAPH

      Set forth below is a line graph comparing cumulative total shareholder return on the Company's Common Stock, with the cumulative total return of companies in the NASDAQ Stock Market (U.S.) and the cumulative total return of Dow Jones's Cosmetics/Personal Care Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG CCA INDUSTRIES, INC, THE DOW JONES US COSMETICS INDEX
                     AND THE DOW JONES US TOTAL MARKET INDEX





                               [PEFORMANCE GRAPH]





                                           CUMULATIVE TOTAL RETURN*
                                           ------------------------

                               12/98     12/99    12/00   12/01   12/02   12/03
CCA Industries, Inc.            100        90       45     103     159     693
DJ US Cosmetics Index           100        88       85      77      74      81
DJ US Total Market Index        100       123      111      98      76      88

D. THE BOARD OF DIRECTORS AND STANDING COMMITTEES

      The Company's Board of Directors has no nominating committee. Its Audit and Compensation Committee members are Messrs. Stanley Kreitman, Jack Polak, and Robert Lage.

E. RELATED DIRECTORS AND/OR OFFICERS

      David Edell is the Company's Chief Executive Officer. He is also a director. Dunnan Edell and Drew Edell are his sons. Dunnan Edell is President of the Company and Drew Edell is the Vice-President of Operations and Research and Development. Both were directors of the Company in fiscal 2003.

F. AUDIT FEES

      Sheft Kahn & Company LLP ("Sheft Kahn") served as the Company's independent auditors for 2003. The services performed by Sheft Kahn in this capacity included conducting an audit in accordance with generally accepted auditing standards of, and expressing an opinion on, the Company's consolidated financial statements.

      Sheft Kahn's fees for professional services rendered in connection with
(a) the audit and review of Forms 10-K and all other SEC regulatory filings were $177,614 for the 2003 fiscal year, (b) Federal and State tax return preparation and other tax matters for the 2003 were $42,846, (c) Sheft Kahn's fees of $23,008 for the 2003 fiscal year were related to work performed in conjunction with PNC Capital Markets conducting due diligence on the Company for possible future acquisitions of other companies . The Audit Committee considered all fees paid to Sheft, Kahn & Company in recent years, and in the 2003 fiscal year, and concluded that no fee-issue threatens their `independence.'

G. REVOCABILITY OF PROXIES

      Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time before its exercise. Thus, it may be revoked prior to its exercise by the filing of an instrument of revocation, or a duly executed proxy bearing a later date, with the Secretary of the Company at the Company's principal executive office. A proxy holder can also revoke a filed proxy by attending the meeting and voting in person.

H. SOLICITATION OF PROXIES

      It is estimated that the costs associated with proxy solicitation will be approximately $15,000. The Company will bear the entire cost of solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy, and any additional material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others, for forwarding of such material to beneficial owners. The Company may reimburse such persons their forwarding costs. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services.

I. SHAREHOLDER PROPOSALS FOR THE YEAR 2005

      Proposals of shareholders that are intended to be presented at the Company's year 2005 Annual Meeting of Shareholders must be received by the Company no later than February 13, 2005 in order to be included in the Company's proxy materials relating to that meeting.

                            II. MANAGEMENT PROPOSALS
                                 PROPOSAL NO. 1
                      NOMINATION AND ELECTION OF DIRECTORS

      All seven seats on the Company's Board of Directors are subject to one - year terms and annual election. Four are subject to election by holders of Class A Common Stock and three by holders of Common Stock. Each director holds office until the next Annual Meeting of Shareholders and until a successor is elected and has qualified, or until death, resignation or removal.

      The four nominees proposed for election by the holders of the Company's Class A Common Stock (David Edell, Ira Berman, Jack Polak and Stanley Kreitman) already serve as directors. The three proposed for election by the holders of Common Stock, (Dunnan Edell, Gio Batta Gori, MD and Robert Lage) were recommended by the nominating committee. Drew Edell was asked to step aside as a director because he is not deemed a "disinterested party" under the new regulations promulgated by the Security and Exchange Commission and the American Stock Exchange. The New regulations require that the board of directors be constituted by a majority of independent directors.

      Set forth below is information regarding all nominees, including information they have furnished concerning their principal occupations and certain other directorships, and their ages as of May 1, 2004. (The stock ownership of each of the nominees is presented above, under "Share Ownership of Directors, Officers and 5% Owners.")

A.    CLASS A COMMON STOCK NOMINEES

      (No vote or proxy is solicited in respect of the Class A nominees, since two of them - Messrs. Berman and David Edell - own all of the Class A Common Stock shares, and they have jointly proposed themselves, Mr. Polak and Mr. Kreitman, for re-election.)

      David Edell, age 72, is a director, and the Company's Chief Executive Officer. Prior to his association with the Company he was a marketing and financial consultant; and, by 1983, he had extensive experience in the health and beauty aids field as an executive director and/or officer of Hazel Bishop, Lanolin Plus and Vitamin Corporation of America. In 1954, David Edell received a Bachelor of Arts degree from Syracuse University.

      Ira W. Berman, age 72, is the Company's Executive Vice President and Corporate Secretary. He is also Chairman of the Board of Directors. Mr. Berman is an attorney who has been engaged in the practice of law since 1955. He received a Bachelor of Arts Degree (1953) and Bachelor of Laws Degree (1955) from Cornell University, and is a member of the American Bar Association.

      Jack Polak, age 91, has been a private investment consultant since April 1982. He was knighted by Queen Beatrix of the Netherlands for his efforts on behalf of the Anne Frank Center, USA, for which he still actively works, and is Chairman Emeritus. He is a member of the Association of Certified Tax Consultants in The Netherlands. He was a director and member of the Audit and Compensation Committee of K.T.I. Industries, Inc., from February 1995 until 1999, when K.T.I., a waste-to-energy business was `taken over' by Casella Industries. From 2000 until 2002, he was a director of Oakhurst Industries, a public company that owns an automotive accessories distributor, a waste-to-energy tire facility, and a road construction company.

      Stanley Kreitman, age 71, has been Vice Chairman of the Board of Manhattan Associates, an equity investment firm, since 1994. He is also a director of Medallion Financial Corp., an SBIC. Mr. Kreitman has been Chairman of the Board of Trustees of the New York Institute of Technology since 1989, and of Crime Stoppers Nassau County (NY), since 1994. Since February 1999 and June 1999, respectively, he has been a member of the Board of Directors of K.S.W. Corp. and P.M.C.C. Mortgage Corp. He is also a director and/or executive committee member of the following organizations: The New York City Board of Corrections, Bank Hapdalim USA (Signature Bank), The New York College of Osteopathic Medicine, and the Police Athletic League. From 1975 until 1993, he was President of United States Banknote Corporation, a securities printer.

B.    COMMON STOCK NOMINEES

      The board of directors' nominees, to be voted upon as directors and to be approved by the common stock shareholders, were presented to and endorsed by the Nominating Committee consisting of two independent directors for the Company, Jack Polak and Stanley Kreitman.

      Dunnan Edell, age 48, President, is the son of David Edell and the brother of Drew Edell. He is graduate of George Washington University. He has been a director since 1994. Appointed to President in 2003, he joined the Company in 1984 and was appointed Divisional Vice-President in 1986. He was employed by Alleghany Pharmacal Corporation from 1982 to 1984, and by Hazel Bishop from 1977 to 1981.

      Dr. Gori, 73, is president of the Health Policy Center, Bethesda, Maryland, a consulting group in toxicology, epidemiology, nutrition, and related scientific, industrial, and regulatory issues. Advisor to major corporations worldwide, his previous experiences include directing the Franklin Institute Policy Analysis Center, and executive positions at the National Cancer Institute as Deputy Director of the Division of Cancer Causes and Prevention, Director of the Smoking and Health Program, Director of the Diet, Nutrition and Cancer Program. He held earlier positions in the pharmaceutical and biologics industry, and in academia. Recipient of the U.S. Department of Health Education and Welfare Superior Service Award, he is active in toxicology, carcinogenesis, nutrition, tobacco, and environmental issues. He has been a two-term President of the International Society of Regulatory Toxicology and Pharmacology, is a member of scientific societies, fellow of the Academy of Toxicological Sciences, funding and former editor of the journal Nutrition and Cancer, and editor of the journal Regulatory Toxicology and Pharmacology.

      Robert A. Lage, age 67, a retired CPA, was a partner at PriceWaterhouseCoopers Management Consulting Service prior to his retirement in 1997. He has been engaged in the practice of public accounting and management consulting since 1959. He received a BBA from Bernard Baruch College of The City University of New York in 1958.

AUDIT, COMPENSATION AND NOMINATING COMMITTEE CREDENTIALS

      Stanley Kreitman, former president of a national bank, will qualify as a "financial expert" as the same is proposed by the S.E.C. in its Release No. 34 - 46701(October 22, 2002). Mr. Kreitman is "independent" as defined by Section 121(A) of The American Stock Exchange's Listing Standards and, thus, S.E.C. Rules. (In fact, the subject definitions detail relationships etc. that `define' non-independence. No issue `thereunder' is `presented' by Mr. Kreitman--or, see below, by Mr. Polak, or Mr. Lage).

      In any event, Mr. Kreitman qualifies `under' existing AMEX/Audit Committee/financial `sophistication' rules as `having past employment experience or background which results in financial sophistication...'-as do Mssrs. Polak and Lage (as next presented).

      Jack Polak is a certified Dutch tax consultant and a member of the Association of Certified Tax Accountants. As shown above he is both "independent" and AMEX-qualified as financially sophisticated.

      Robert A. Lage, as shown above, is both "independent" and AMEX-qualified as financially sophisticated.

      Dr. Gio Batta Gori, recommended as a nominee by the nominating committee is deemed "independent" as that term is defined under the new regulations.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE COMMON STOCK NOMINEES AS PROPOSED IN THIS PROPOSAL NO. 1. A MAJORITY OF THE COMMON STOCK VOTE IS REQUIRED FOR APPROVAL.

                                 PROPOSAL NO .2

                       APPROVAL OF APPOINTMENT OF AUDITORS

      The Board of Directors has appointed the firm of Sheft Kahn & Company LLP., independent certified public accountants (the "Auditors"), to audit the accounts and certify the financial statements of the Company for the fiscal year ending November 30, 2004. The appointment shall continue at the pleasure of the Board of Directors, subject to approval by the shareholders. The Auditors have acted as the Company's auditors since 1983.

      The Board of Directors expects that one or more representatives of the Auditors will be present at the meeting. The Auditors will then be given the opportunity to make a statement, and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2. A MAJORITY OF THE AGGREGATED CLASS A COMMON STOCK AND COMMON STOCK VOTE IS REQUIRED FOR APPROVAL.

                               II. OTHER MATTERS

      The Board of Directors knows of no other matters to be presented, but if any other matters properly come before the Annual Meeting, it is intended that the persons holding proxies will vote thereon in accordance with their best judgments.

      When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted as indicated thereon or, if no direction is indicated, in accordance with the recommendations of the Board of Directors.

                              III. CERTAIN REPORTS

      Based upon the reports furnished to the Company, all reports required to be filed during or concerning the Company's 2003 fiscal year, by officers, directors and principal shareholders, pursuant to Section 16 of the Securities Exchange Act of 1934 (Form 3, Initial Statement of Beneficial Ownership; Form 4, Statement of Changes of Beneficial Ownership; and Form 5, Annual Statement of Beneficial Ownership), were timely filed with the Securities and Exchange Commission.

      The Standards of Business Ethics is annexed hereto as Exhibit "A."


                                        By Order of the Board of Directors

                                        /s/ Ira W. Berman

                                        Ira W. Berman,
                                        Chairman of the Board of Directors

East Rutherford,
New Jersey May 10, 2004

                          [LOGO] CCA INDUSTRIES, INC.

                          -----------------------------

                                  SCHEDULE "A"

                         STANDARDS OF BUSINESS CONDUCT
                         -----------------------------

PURPOSE AND SCOPE

      The purpose of the Code of Conduct is to set forth the general policy of CCA Industries, Inc. ("CCA" or the "Company") to conduct its business with the highest ethical standards and to comply with all applicable laws and regulations. The Code of Conduct applies to all operations, employees and representatives (collectively, "Employees") of CCA, each of whom will be required to acknowledge that they are aware of its existence and will abide by the policies it sets forth. The Code of Conduct is also intended as a public statement to all persons and constituencies impacted by CCA's business activities. As the Code of Conduct impacts a broad range, individual policies may be issued from time to time dealing with specific areas.

                                     POLICY

      CCA is committed to conducting its business with the highest ethical standards and will comply with both the letter and the spirit of all-applicable laws and regulations. CCA's business success depends on its reputation for ethical conduct and on the trust and confidence of everyone with whom it associates. The guiding principle is a firm commitment to integrity and fairness.

                            I. COMPLIANCE WITH LAWS

      CCA's employees are responsible for complying with all laws and regulations applicable to their areas of responsibility. Each employee shall immediately report possible violations of the Code of Conduct to his/her immediate supervisor, unless the supervisor is the subject of the violation (see reporting procedure reference in Section XVIII). If such instances are associated with an immediate supervisor, the matter shall be reported to CCA's Director of Human Resources. CCA's HR Director is responsible for informing CCA management and employees of applicable laws and regulations and for providing advice and compliance programs. If you have any questions regarding the guidelines outlined in this document, please contact CCA's Director of Human Resources.

                               IN THE MARKETPLACE

      A.    DEALING WITH CUSTOMERS AND SUPPLIERS

            CCA is committed to developing, manufacturing, and delivering products, which meet quality standards.

            CCA will select and treat its suppliers of products and services impartially without unlawful discrimination. Suppliers will be evaluated on the basis of price, experience, quality, timely performance, commitment, and reliability.

            Every employee has an obligation to protect customer and supplier relations by acting ethically and fairly.

      B.    CONTACTS WITH COMPETITORS

            Employees of CCA, and its affiliates, in dealing with competitors may from time to time meet, talk and attend trade association meetings, seminars or other activities. CCA may sell to, or enter into, licensing agreements with competitors or participate with competitors in business or trade shows. Such contacts require the utmost caution and conformance with CCA's written policies.

            What is to be avoided in any contact with a competitor is discussion of such things as pricing policy, terms of sales, cost, inventories, customer list, product plans, market surveys or studies, or the unauthorized exchange of any proprietary or confidential information.

            CCA employees must adhere to the strict letter and spirit of these guidelines and report any questionable contact by competitors.

      C.    GIFTS AND ENTERTAINMENT

            CCA employees and their family members may not give or accept any gift, entertainment, transportation, or other business courtesies either intended, or which might be perceived, as an attempt to influence improperly the business relationship between CCA and any current or prospective supplier, customer or other party doing business with CCA.

            When an employee receives a gift, the employee's immediate supervisor must be notified and the gift must be discussed with CCA's President to determine whether it can be accepted or needs to be returned.

            This does not apply to minor items of retail value not to exceed $50 commonly exchanged in business relationships and which are not accepted by the employee on a regular or frequent basis.

            The exchange between suppliers, customers and CCA employees of customary business courtesies, including transportation or meals provided in the normal course of business dealings, is permitted when reasonable, if based on a clear business purpose. Excessive entertainment of any sort is not acceptable.

                        PRESERVATION OF CORPORATE ASSETS

      Every employee has the duty to preserve CCA's assets, its property and equipment. CCA's assets may not be used by CCA personnel for their personal benefit nor shall an CCA employee allow others to use CCA's assets unless: (1) prior written approval is obtained from the executive of CCA who is accountable and responsible for the CCA property proposed to be used, and (2) the employee promptly reimburses CCA for CCA's incremental costs incurred as a result of the personal use of CCA property. Approval for use shall only be given under extraordinary circumstances and then only if such use of the CCA property shall not disrupt or interfere with the business activities of CCA, will not diminish or impair the value of the CCA property, and is for a legal and proper purpose.

                                    PAYMENTS

      No illegal or improper payments may be made to employees of CCA's suppliers, vendors or customers or to any government official or employees. Payments to government officials that are legal and proper where made must conform to written CCA policies.

      Direct or indirect payments to consultants, distributors, agents or other intermediaries must be at prevailing customary rates and for actual legitimate services performed.

      Direct or indirect payments to a CCA employee or a member of the employee's family in any form from a supplier, customer, or any other party doing business with CCA are prohibited.

      An employee shall neither solicit nor accept loans from any person or from any financial institution doing, or seeking to do, business with CCA, unless such loan is made at the prevailing interest rates and upon such terms as are commonly offered to individual borrowers similarly situated. An employee may not exploit his or her position with CCA, or CCA's relationship with any financial institution, to make a personal loan to the employees or to his/her designee or to make a loan to any business in which the employee has an interest irrespective of whether such loan is to be made at the prevailing interest rates and terms.

                              CONFLICT OF INTEREST

      CCA respects its employees' rights of privacy in both their personal and financial affairs. However, these rights must be balanced against the interest of CCA in maintaining a reputation for the highest standards of business ethics and conduct.

      All CCA employees have a duty to avoid financial, business or other relationships, which might be opposed to the interest of CCA, or might cause a conflict with the performance of their duties as CCA employees.

      Employees shall not have a financial interest in, be employees of, consult with, be a director or an official of, hold an equivalent position of, or have any other business relationship with, a competitor, customer, contractor, vendor, or supplier of CCA or other enterprise with whom CCA does business except with the prior written permission of the CEO or Chairman of the Board. This permission can only be granted after the CEO or Chairman of the Board is provided with full written disclosure of the terms and the nature of the financial relationship in question. The foregoing affiliations may constitute impermissible conflicts of interest if the employee is in a position to render or influence a decision as to whether CCA shall do business with such a person or entity or determine the terms and conditions of a transaction with a purchase or sale by CCA. CCA employees may not accept any payment, service or loan from any enterprise with whom CCA does business without adequate consideration or at other than regular commercial terms. This includes, but is not limited to, gifts, trips, entertainment, or other benefits of more than nominal value.

      Ownership of stock or other financial interests in an outside concern doing business, or in competition with CCA, and which might influence adversely one's responsibility to CCA is prohibited by CCA employees and their immediate family members. CCA personnel may invest in broadly distributed stocks of such concerns if the stock is publicly traded on a recognized stock exchange or the over-the-counter market; provided that the investment does not exceed one percent of that outstanding stock of the company or represents more than 5% of the net worth of the employee. For purpose of this section, immediate family includes an employee's spouse, parent, child, spouse's parent, brother and sister and their spouses as well as any individual living in an employee's household.

      An CCA employee should promptly notify his or her supervisor or the Director of Human Resources in writing if the employee or a close family member owns or has a financial interest in a proposed transaction between CCA and a third party, other than a permitted investment in a publicly traded stock.

      An employee shall not use or disclose, any confidential or non-public information about CCA's intention to acquire, invest or enter into business relationships with another person or entity, to any person, except for disclosure to those CCA employees who have the need to in order to perform their duties; nor shall an employee disclose trade secrets, proprietary product information or confidential financial data of CCA to any person or entity other than authorized CCA employees, irrespective of whether knowledge of such information and data is required as a result of his or her duties and responsibilities or is otherwise acquired.

                        FINANCIAL AND ACCOUNTING RECORDS

CCA requires that:

o All payments and other transactions must be properly authorized, recorded accurately, and in sufficient detail in accordance with generally accepted accounting principles;

o An employee shall report any knowledge or suspicion of instances where (1) a transaction in which CCA is a party, or an expense report of an employee has not been or may not have been accurately or properly recorded, or not recorded at all, on CCA's books and records, (2) documents supporting a transaction were altered or falsified to disguise a transaction's true purpose or for any other improper purpose, (3) any transaction recorded in what seemed to be an incomplete or an unusual manner;

o     There shall not be any unrecorded or undisclosed funds or assets;

o No false, incomplete, or misleading entries shall be made in the books and records of the Company;

o No relevant information shall be concealed from management or from CCA's independent accountants or counsel;

o An employee shall give full and accurate information in response to any inquiry by an independent accountant, or counsel and shall provide such accountants and attorneys all records and documents requested by them, unless otherwise instructed by CCA's legal counsel.

OTHER COMPANY RECORDS

            Employees are personally responsible for the reports and records they write and the information they provide for computer systems. All CCA accounts, research reports, sales reports, expense accounts, time sheets, and other documents must be accurate, clear, and unambiguous. The falsification of records is always unethical and often illegal. Every employee's memos and letters should reflect these same high standards.

EMPLOYEE RELATIONSHIPS

            CCA requires that employees treat each other with respect, fairness, and dignity. Employment decisions regarding selection, advancement, retention, and termination will be made in accordance with all applicable Equal Employment Opportunity laws.

            Harassment of any employee, for any reason, will not be tolerated. No employee, male or female, shall harass another employee by (1) making unwelcome or unsolicited sexual advances or requests for sexual favors, either explicitly or implicitly, (2) making submission to, or acceptance of, such conduct the basis for employment decisions affecting the employee's evaluation, advancement, compensation, duties or other conditions of employment or career development, or (3) creating an intimidating, hostile or offensive working environment by such conduct.

            CCA's employee handbook explains the procedure an employee should follow if they feel they are a victim of such harassment. CCA is committed to discuss employee job-related concerns in a fair, prompt, and impartial manner while assuring employees the right of review by senior management, without fear of reprisal or retaliation. CCA believes that trust, sharing and respect for the individual are essential to its continued success.

PROPRIETARY OR CONFIDENTIAL INFORMATION AND TRADE SECRETS

            Proprietary or confidential information and technology, trade secrets, client information, financial and operational plans or data of CCA and CCA's clients must be protected for they are an asset of CCA. Business strategies, pending contracts, unannounced products, product improvements, or technical innovations of CCA and CCA's clients all represent a substantial investment of resources. They are essential to survival and growth in the competitive marketplace. Remember that our clients share with us, and expect us to safeguard, their marketplace plans, technical developments and other business strategies. If an employee is unsure as to whether or not something is proprietary or a trade secret, he or she should contact CCA's CEO or Chairman of the Board for guidance.

            Proprietary or confidential information should not be shared with fellow employees unless they are specifically authorized to receive it.

            Proprietary or confidential information of other companies (vendors, suppliers, and clients) also should be protected. Such information should not be passed on to colleagues unless permission has been ascertained from an appropriate authority to do so.

ENVIRONMENTAL COMMITMENT

            We expect all employees to help assure that our facility is operated in accordance with all applicable federal, state, and local environment laws and regulations, and in a manner which preserves the quality of the environment, conserves energy, minimizes the creation of hazardous waste products and does not expose its employees and the public to hazardous or toxic substances.

SAFETY COMMITMENT

            CCA recognizes its commitment to provide a safe work place and environment for its employees, free from recognized hazards, which cause or are likely to cause, death, serious physical injury or illness to its employees. It is the responsibility of all employees of CCA to safeguard the work place from recognized hazards and unhealthy working conditions.

            Management employees shall take, and shall require all employees under their supervision to take, the necessary actions to comply with all occupational safety and health standards, rules, and regulations issued under the Occupational Safety and Health Act of 1970 and under applicable occupational safety and health state and local laws. Employees are required to conduct their activities in the work place in a manner that will not endanger the welfare and health of their fellow employees. Employees shall report all unsafe and unhealthy conditions and incidents of injuries or illness which occur in the work place to their supervisor or to the employee responsible for safety and health programs.

            Management employees responsible for the operation of CCA facilities shall maintain procedures and practices to accurately record accidents, injuries, and illnesses of employees while on the job, as required by applicable occupational safety and health laws and regulations.

SECURITY

            CCA's facility contain various machinery, equipment, furnishings, merchandise, software, creative archives and other property. It is important that all employees pay close attention to the security of our facility as well as other property of CCA. Notify your supervisor immediately if you see any suspicious or illegal activity of any kind, including the presence of strangers on any CCA premises.

ROLE OF INDIVIDUAL EMPLOYEES

            Strict adherence to these Standards is vital. All employees are expected to disclose immediately, or in advance if possible, any situation in which they are involved or aware of which could be the source of a conflict of interest or otherwise violate corporate policies. Employees are expected to report any violation of these Standards as outlined in Section III - COMPLIANCE WITH LAWS and
            Section XVIII - CCA COMPLIANCE PROGRAM - Reporting of Criminal Offenses.

DISCIPLINARY ACTION

            CCA's purpose is to encourage compliance rather than to punish violators. However, violation of these Standards will subject the employee to disciplinary action up to and including termination.

ANTITRUST

            CCA believes in competing in the marketplace based on free, open and competitive markets. Consequently, sales of CCA products and services should be based on product and service distinctiveness and quality, a low cost position, fair pricing and promotional programs and honest advertising and marketing practices. Compliance with the antitrust and trade regulation laws and regulations of the United States government and the various states is essential not only to the preservation of CCA's market positions which have been attained through legal and competitive means, but also to their vitality and growth.

            Sanctions, which may be imposed for violations of the antirust laws, can be severe. These include possible criminal charges, substantial civil monetary penalties and the imposition of restrictive decrees or court orders, which adversely affect the future vitality, and growth of CCA's business. Moreover, antitrust violations, or possibly merely the public charge of an antitrust violation, could create a long-term detriment to CCA's reputation as a premier Company and have an adverse effect on the other businesses of CCA which were not a party to such violation.

            The analysis of the antitrust laws (i.e., the Sherman Act, The Clayton Act, Robinson-Patman Act, Federal Trade Commission Act and the comparable antitrust and trade regulation status of the various states) can be extraordinarily complex. Consequently, CCA employees are not expected to interpret these laws, but they should be aware of the type of transactions, conduct and practices, which could violate the antitrust laws. Employees should review with CCA's CEO or Chairman of the Board proposed practices or conduct which involve, or could be constructed to involve, the following agreements or understandings, whether written or oral (include tacit understandings): (i) agreements with a competitor to raise, lower, fix or stabilize prices or the terms and conditions of the sale of products or services; (ii) agreements with a competitor to limit or restrict the production or distribution of products; (iii) agreements with a competitor to limit product or service characteristics or quality; (iv) agreements with a competitor to allocate sales territories, products or product lines, customers or suppliers; (v) agreements with a competitor or customer to either boycott, or not deal with, a third party; (vi) agreements with a customer to control the customer's resale pricing of CCA's products;
            (vii) agreements with a customer which obligates the customer not to sell products of CCA's competitors; (viii) agreements with a customer that conditions the sale of one CCA product on the customer's agreement to purchase another CCA product; (ix) agreements to buy products or services from a company on the condition that the company agrees to buy CCA's products and services particularly if coercion or an abuse of market power is implicated; and (x) agreements which obligate a customer to purchase a full line of CCA products in order for the customer to be entitled to purchase a desired individual CCA product.

            Other business transactions, practices or conduct which may violate the antitrust laws and should be reviewed with CCA's CEO or Chairman of the Board to ascertain whether they may unreasonably restrain trade or cause an antitrust injury to a competitor or a certain class of competitors include any transaction or practice (i.) which may result in CCA acquiring a substantial market share in any product category or geographical area, including the acquisition of shares or assets of a business entity, particularly if the entity is in a business related to any of

            CCA's businesses - a so-called horizontal acquisition; (ii) which involves the pricing of products or services below cost, the purpose or the result of which may be to force a competitor out of business;
            (iii) which may be viewed as an unfair method of competition or a deceptive practice; (iv) which obligates a customer to buy all of its product requirements from CCA; or (v) which restricts a customer's right to resell in a particular geographical area or to a certain customer or class or group of customers.

            CCA's President, CEO or Chairman of the Board, if they are not uniform for competition customers, should review proposed pricing practices. These practices may include: (i.) charging competing customers different prices for the same product, if the price differences are not cost or volume justified or are not charged in a good fair effort to meet competition; (ii) not offering a customer services, payments or other sales or promotional assistance on a proportionally equal basis to those offered to that customer's competitors; or (iii) knowingly receiving or including a discriminatory price or terms of sale from a supplier.

                             CCA COMPLIANCE PROGRAM

            PURPOSE

            An effective compliance program is the key element in the effort to assure that CCA conducts its business with the highest ethical standards and complies with both the letter and spirit of all applicable Federal and state laws and regulations. An effective compliance program may lessen CCA's exposure to civil liabilities and sanctions, which might arise as a result of a criminal act committed by a CCA employee.

                        RESPONSIBILITY FOR THE COMPLIANCE PROGRAM

            The CFO and in-house counsel of CCA have the overall responsibility for the Compliance Program. As overseer of the Compliance Program, the CFO and in-house counsel shall:

                  (i) Assure that the Compliance Program is effectively communicated to CCA employees who are in positions to cause CCA to be held criminally liable for acts performed within the scope of their employment and, to the extent practicable, to other employees, taking into consideration the size and the organizational complexity of CCA.

                  (ii) Assure that CCA has adopted reasonable measures through the implementation and maintenance of monitoring and auditing programs and systems which are reasonably designed to prevent and, to the extent practicable, to detect actual or prospective criminal conduct by CCA employees, including the Compliance Program.

                  (iii) Encourage CCA employees, irrespective of their level or position in the organizational structure of CCA, to report actual or prospective criminal conduct by another CCA employee without fear of retribution (i.e., demotion, termination, intimidation, or reduction in compensation, duties or responsibilities).

                  (iv) Take reasonable and prompt action to appropriately respond to a report of criminal conduct by an CCA employee or agent by conducting or coordinating a comprehensive and well-documented investigation of the allegations contained in such report; and if the report is found to be accurate, take immediate action as shall be deemed necessary to prevent the same or similar criminal conduct from occurring in the future, including modifications to the Compliance Program and the Code, if appropriate.

                  (v) Assure that any CCA employee who shall be found to have engaged in, condoned or authorized, criminal conduct or has known of such criminal conduct and failed to report it, shall be appropriately disciplined including demotion and termination of employment.

                        RESPONSIBILITY FOR PROGRAMS AND SYSTEMS TO PREVENT AND DETECT CRIMINAL CONDUCT

            The CEO or Chairman of the Board, in collaboration with legal counsel, shall have the principal responsibility to devise, implement, amend or supplement, when appropriate, and to maintain monitoring and audit programs and systems reasonably designed to prevent and, to the extent practicable considering the size and organizational complexity of CCA, detect criminal conduct by CCA employees or agents, including the compliance programs; and, when appropriate, they shall request the assistance and advice of legal counsel and independent public accountants in the evaluation of the effectiveness of such programs and systems.

                        REPORTING OF CRIMINAL OFFENSES

            All CCA employees shall promptly report to his/her immediate supervisor (unless the supervisor is the subject of the violation) any actual or prospective act or activity by another CCA employee when the reporting employee knows or reasonably believes the act or activity constitutes or will constitute criminal conduct. If such instances are associated with an immediate supervisor, the matter shall be reported to CCA's Director of Human Resources, or in her absence, to CCA's legal counsel,

            If an employee knows, or reasonably believes, that the criminal conduct has occurred, or is about to occur, and does not promptly report the act or activity as directed above, he or she shall be subject to appropriate disciplinary action, up to and including termination.

            There is no circumstance in which criminal conduct by a CCA employee or agent will be considered to be within the scope of his or her employment or authority. Because the distinction between criminal conduct and conduct which may violate a civil statute is not always clear, if an employee knows of any act or activity by another employee or agent which violates, or which appears to violate, any provision of the Code, the employee is encouraged to discuss the act or activity with the Director of Human Resources to determine if a criminal act has occurred.

                        CONFIDENTIALITY OF UNLAWFUL CONDUCT REPORTS

            The identity of a reporting employee and the contents of any reports or discussions shall be kept in strict confidence and shall be disclosed by the CEO or Chairman of the Board or Human Resources Director only (i.) to such third parties, including legal counsel and independent public accountants, as shall be determined by the CEO or Chairman of the Board, and (ii) to such officers of CCA who are not the subject of the act or activity in question and whose duties and responsibilities, in the opinion of the CEO or Chairman of the Board, require them to be appraised of the report or the result of the investigation, if the report discloses allegations for which he is organizationally responsible to investigate, and (iii) as may be required to investigate, remediate and redress the matters raised by the reporting employee. The reporting employee shall not disclose the contents of a report or discussions to any third party other than to the CEO or Chairman of the Board, Human Resources Director or legal counsel.

                        REPORTING PROCEDURES

            Reporting employees are encouraged to communicate a questionable act or activity directly and personally to the Director of Human Resources, whenever practicable. If an incident is communicated in writing, it should be delivered to the Director of Human Resources by the reporting employee in the most expeditious manner in an envelope marked "Personal and Confidential - To Be Opened Only By The Director of Human Resources." To assure its confidentiality, the utilization of a telecopy machine is not authorized for communicating a questionable act or activity. CCA's Director of Human Resources is Veronica J Pouch. CCA's legal counsel is Ira W. Berman.

            If the questionable act or activity involves the Director of Human Resources, the reporting employee should contact CCA's CFO or legal counsel.

            TREATMENT AND ANONYMOUS REPORTS

            The CEO or Chairman of the Board and/or Director of Human Resources shall treat and investigate anonymous communication as seriously and fully as any filed or communicated by an identified reporting employee.

            NO RETRIBUTION AGAINST REPORTING EMPLOYEES

            No retribution or retaliation shall be taken against any CCA employee who has communicated a questionable act or activity based on a good faith belief that an CCA employee or agent has engaged, or is about to engage, in a criminal conduct. Any CCA employee who shall take (or attempt to take) retaliatory action against a reporting employee shall be subject to appropriate disciplinary action, up to and including termination.

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                          [LOGO] CCA INDUSTRIES, INC.

                          -----------------------------



STANDARDS OF BUSINESS CONDUCT





I, ____________________________________, acknowledge receipt of the STANDARDS OF
              (Print Name)

BUSINESS Conduct pertaining to CCA Industries, Inc. I have reviewed this document and understand and agree to abide by its content. I further understand that my compliance with the STANDARDS OF BUSINESS CONDUCT is a requirement associated with my employment by CCA Industries, Inc.







Date: _________________________        Signature: ______________________________

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


                                                 ANNUAL MEETING OF SHAREHOLDERS OF

                                                        CCA INDUSTRIES, INC.

                                                           JUNE 16, 2004





                                                     PLEASE DATE, SIGN AND MAIL
                                                       YOUR PROXY CARD IN THE
                                                      ENVELOPE PROVIDED AS SOON
                                                            AS POSSIBLE.




                           --> Please detach along perforated line and mail in the envelope provided. <--

------------------------------------------------------------------------------------------------------------------------------------

                                 THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE FOR ALL PROPOSALS.
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/
------------------------------------------------------------------------------------------------------------------------------------

1. Election of Directors:                                                                                 FOR  AGAINST  ABSTAIN
                                                              2. Ratification of the Board of Directors   / /    / /     / /
                               NOMINEES:                         appointment of Sheft Kahn & Company
/ / FOR ALL NOMINEES           O Gio Batta Gori, M.D.            L.L.P. as the Company's independent
                               O Robert Lage                     certified public accountants.
/ / WITHHOLD AUTHORITY         O Dunnan Edell
    FOR ALL NOMINEES                                          To grant the proxy the power to vote in his discretion upon such other matters as may properly come before the Meeting or any adjournment
/ / FOR ALL EXCEPT                                            thereof
    (See instructions below)
                                                              THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS
                                                              PROXY WILL BE VOTED FOR ALL PROPOSALS.

                                                              WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DA
                                                              YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOU
                                                              COUNTED. FOR AGAINST ABSTAIN


INSTRUCTION: To withhold authority to vote for any ----------- individual nominee(s), mark "FOR ALL EXCEPT"
             and fill in the circle next to each nominee
             you wish to withhold, as shown here:         O
------------------------------------------------------------




------------------------------------------------------------
To change the address on your account, please check the
box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
method.                                                  / /
------------------------------------------------------------


                         ------------------------      ---------                         ------------------------      ---------
Signature of Shareholder                           Date         Signature of Shareholder                          Date
                         ------------------------      ---------                         ------------------------      ---------
    NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
          When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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










                                                        CCA INDUSTRIES, INC.

                                             PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints David Edell and Ira W. Berman, and each of them, proxies and attorneys in fact, with power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of
Shareholders of CCA INDUSTRIES, INC., to be held at The American Stock Exchange (14th Floor Boardroom), 86 Trinity Place, New York,
NY, on June 16, 2004 at 2:00 p.m., and to vote as directed on the reverse side upon the proposals, and in their discretion upon such other business as may properly come before the meeting or any adjournment thereof (all as more fully set forth in the Notice of
Meetng and Proxy Statement, receipt of which is hereby ackowledged).

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, IT WILL BE VOTED "FOR" THE ELECTION OF GIO BATTA
GORI, M.D., ROBERT LAGE AND DUNNAN EDELL AS DIRECTORS, AND "FOR" THE APPOINTMENT OF SHEFT KAHN & COMPANY L.L.P.

                                          (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
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